UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 30, 2006

                         FLATBUSH FEDERAL BANCORP, INC.
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Federal                         0-50377                       11-3700733
----------------------------    ---------------------       --------------------
(State or Other Jurisdiction)   (Commission File No.)         (I.R.S. Employer
   of Incorporation)                                         Identification No.)


2146 Nostrand Avenue, Brooklyn, New York                              11210
----------------------------------------                          --------------
(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code:  (718) 859-6800
                                                     --------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.
            -------------------------------------------

     On March 30, 2006, the Board of Directors of Flatbush Federal Savings & Loan Association (the "Association"), the wholly owned subsidiary of Flatbush Federal Bancorp, Inc. (the "Registrant"), amended and restated the Flatbush Federal Savings & Loan Association Director Retirement Plan, effective as of March 1, 2006. Under the amended and restated Director Retirement Plan, non-employee directors of the Association who have entered into a joinder agreement with the Association will be eligible to receive an annual retirement benefit under the Director Retirement Plan upon attainment of their "benefit age" (the later of age 65 and 5 years of service on the Board, provided, however, that a non-employee director who was previously an employee-director must have at least 18 months of service as a non-employee Director in order to be eligible for a benefit under the Director Retirement Plan.)

     The annual retirement benefit payable at the director's benefit age will be equal to 60% of the director's annual fees in the director's last year of service on the Board plus 60% of the director's annual retainer paid with respect to the director's last year of service on the Board, payable in monthly installments over a period of 60 months. In the event of a director's death while in service of the Association, the director's beneficiary will be entitled to a survivor's benefit, provided the director has completed 5 years of service at the time of death. In the event of a director's disability, the director will be entitled to a disability benefit, provided the director has completed 5 years of service. In the event of a director's termination following a change in control, the director will be entitled to his full retirement benefit payable in monthly installments over a period of 60 months, regardless of whether the director has 5 years of service on the board. The director may elect, in his joinder agreement, to receive his benefit in the event of a change in control either in the form of 60 monthly payments or in a lump sum that is the present value of 60 monthly payments.

     Also on March 30, 2006, the Association adopted the Executive Supplemental Retirement Income Agreements ("SERPs") for executive officers Jesus R. Adia and John Lotardo, effective March 1, 2006. The SERPs are designed to provide an annual supplemental retirement benefit to each of the executives at age 65 equal to 20% of the executive's highest average annual base salary, payable in equal monthly installments over the executive's lifetime or 180 months, whichever is longer. An executive who has reached age 60 and has remained in continuous service with the Association from the date of the SERP may elect to receive a supplemental retirement benefit reduced by 5% for each full 12-month period that the early supplemental retirement benefit is received before the executive's normal retirement date. The early supplemental retirement benefit will be paid in monthly installments over the executive's lifetime or 180 months, whichever is longer. If an executive becomes disabled prior to reaching age 65, the executive will be entitled to a supplemental disability benefit equal to the supplemental retirement benefit calculated as if the executive retired on the date of his termination due to disability and reduced by 5% per year for each full 12-month period that the disability occurs prior to the executive's normal retirement date. In the event of an executive's termination of employment following a change in control, other than termination for cause, the executive will be entitled to his full supplemental retirement benefit as if the executive had continued in employment with the Association until normal retirement age. In the event the executive is a "specified employee" and payments are made at "separation from service,"



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payments will commence the first day of the 7th month  following the executive's termination, if required by Internal Revenue Code Section 409A.

     The Association may, but is not required to, establish a rabbi trust to fund its obligations under the Director Retirement Plan and the SERPs.

     The Association also adopted the Executive Life Insurance Plan to replace the group term life insurance benefit provided to certain executive officers. Executives designated by the Association may commence participation in the Executive Life Insurance Plan by executing an election to participate and a split-dollar policy endorsement. In the event of a participant's disability, retirement, or upon a change in control, the Association will maintain the individual insurance policy acquired by the Association for purposes of insuring the participant's life under the Executive Life Insurance Plan in full force and effect. In the event a participant dies while actively employed by the Association, the death benefit under the Executive Life Insurance Plan will equal $680,000 for Jesus R. Adia, $467,000 for John Lotardo, $446,000 for Robert Carrano, and 2.5 times the base annual salary for all other executives, less any amounts payable on behalf of the executive by reason of any group-term insurance coverage provided by the Association. In the event a participant dies following termination of employment due to disability, retirement or a change in control, the death benefit under the Executive Life Insurance Plan will be equal to 1.5 the participant's base annual salary. The Association owns the insurance policies under the Executive Life Insurance Plan and pays the premiums due on such policies.

     In order to offset the annual expense accruals for the benefits to Messrs. Adia and Lotardo under the SERPs and for the directors under the Director Retirement Plan, and in order to provide insurance coverage for the Executive Life Insurance Plan, the Association has acquired $3.6 million in bank-owned life insurance ("BOLI"). It is expected that the BOLI will provide full cost recovery of the benefits paid to the executives and the directors upon their deaths.

     The foregoing summaries of the material features of the Director Retirement Plan, the SERPs and the Executive Life Insurance Plan are qualified in their entirety by reference to the provisions of such plans, attached as Exhibit 99.1 through 99.4 hereto.


Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

(a)     Financial Statements of businesses acquired. Not Applicable.

(b)     Pro forma financial information. Not Applicable.

(c)     Exhibits.

        The following Exhibit is attached as part of this report:

                99.1 Flatbush Federal Savings & Loan Association Amended And Restated Director Retirement Plan.

                99.2 Executive Supplemental Retirement Income Agreement for Jesus R. Adia.

                99.3 Executive Supplemental Retirement Income Agreement for John Lotardo.

                99.4 Flatbush Federal Savings & Loan Association Executive Life Insurance Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FLATBUSH FEDERAL BANCORP, INC.



DATE: April 4, 2006                   By:  /s/ Jesus R. Adia
                                           -----------------------------
                                           Jesus R. Adia
                                           President and Chief Executive Officer


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                                 EXHIBIT INDEX

         Exhibit No.            Description
         ----------             -----------

         99.1 Flatbush Federal Savings & Loan Association Amended And Restated Director Retirement Plan.

         99.2 Executive Supplemental Retirement Income Agreement for Jesus R. Adia.

         99.3                   Executive Supplemental Retirement Income
                                Agreement for John Lotardo.

         99.4 Flatbush Federal Savings & Loan Association Executive Life Insurance Plan.